Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of Microtune, Inc., (the Company) on Form 10-K/A to the Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James A. Fontaine, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Fontaine*
James A. Fontaine Chief Executive Officer

Date:  March 15, 2004

*	A signed original of this written statement required by Section 906 has been provided to Microtune, Inc. and will be retained by Microtune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.